SUPPLEMENT DATED JUNE 7, 2013
TO

PROSPECTUSES DATED MAY 2, 2011
FOR SUN LIFE FINANCIAL MASTERS I SHARE NY, SUN LIFE FINANCIAL MASTERS CHOICE II NY,
SUN LIFE FINANCIAL MASTERS FLEX II NY, AND SUN LIFE FINANCIAL MASTERS EXTRA II NY

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS EXTRA NY, SUN LIFE FINANCIAL MASTERS ACCESS NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

PROSPECTUSES DATED MAY 21, 2007
FOR MFS REGATTA NY, MFS REGATTA GOLD NY, AND FUTURITY NY

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

AND PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY AND FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the MFS Total Return Portfolio (“the Fund”) has approved the proposed reorganization of the Fund into the MFS Total Return Series in mid-August, 2013.  The proposed reorganization is subject to approval by the shareholders of the Fund at a shareholders’ meeting expected to be held in August, 2013.  Should the reorganization occur, shares of the Fund will be exchanged for shares of the MFS Total Return Series.  A prospectus/proxy statement with a full description of the MFS Total Return Series and the terms of the proposed reorganization is expected to be mailed to Fund shareholders on or about June 14, 2013.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Variable Acct C NY                                                                                                                                          6/2013